SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                              March 28, 2003
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                     (Date of earliest event reported)


                        Laurel Capital Group, Inc.
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           (Exact name of registrant as specified in its charter)


Pennsylvania                         0-23010                    25-1717451
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)



2724 Harts Run Road, Allison Park, Pennsylvania                       15101
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(Address of principal executive offices)                           (Zip Code)


                               (412) 487-7404
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




                              Page 1 of 4 Pages
                       Exhibit Index appears on Page 4




Item 5.   Other Events and Required FD Disclosure

     On March 28, 2003, Laurel Capital Group, Inc. (the "Company") completed its acquisition of SFSB Holding Company and its wholly owned subsidiary, Stanton Federal Savings Bank. The acquisition was announced by the Company pursuant to the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are filed with this report:


Exhibit Number                                   Description
--------------                                   -----------


99.1                                  Press Release dated March 28, 2003


























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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LAUREL CAPITAL GROUP, INC.



Date: April 3, 2003                  By:  /s/ Edwin R. Maus
                                          -------------------------------------
                                          Edwin R. Maus
                                          President and Chief Executive Officer


































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                               EXHIBIT INDEX



Exhibit Number                                   Description
--------------                                   -----------


99.1                                  Press Release dated March 28, 2003






































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